Second Quarter 2022 Earnings Call August 3, 2022 DT Midstream

Safe Harbor Statement This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute "forward-looking statements" under the securities laws. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us. Forward-looking statements can be identified by the use of words such as "believe," "expect," "expectations," "plans," "strategy," "prospects," "estimate," "project," "target," "anticipate," "will," "should," "see," "guidance," "outlook," "confident" and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: changes in general economic conditions; competitive conditions in our industry; global supply chain disruptions; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Southwestern Energy Company and/or its affiliates, Antero Resources Corporation and/or its affiliates and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; competition from the same and alternative energy sources; our ability to successfully implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to complete acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; energy efficiency and technology trends; changing laws regarding cyber security and data privacy and any cyber security threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, including the COVID-19 pandemic and the economic effects of the pandemic; the ongoing conflict between Russia and Ukraine, including resulting commodity price volatility and risk of cyber-based attacks; increases in interest rates; the impact of inflation on our business; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; intent to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; the effects of existing and future laws and governmental regulations; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the suspension, reduction or termination of our customers' obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; the qualification of the spin-off of DT Midstream from DTE Energy ("the Spin-Off") as a tax-free tax-free distribution; the allocation of tax attributes from DTE Energy in accordance with the agreement that governs the respective rights, responsibilities and obligations of DTE Energy and DT Midstream after the Spin-Off with respect to all tax matters; our ability to achieve the benefits that we expect to achieve as an independent publicly traded company; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021 and our reports and registration statements filed from time to time with the SEC. The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled "Risk Factors" in our Annual Report for the year ended December 31, 2021, filed with the SEC on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise. DT Midstream 2

Second quarter 2022 accomplishments Strong financial performance Delivered net income of $91 million and adjusted EBITDA1 of $205 million driven by strong growth in the pipeline segment Firmly on track to achieve 2022 guidance with year-to-date performance ahead of plan High confidence in 2023 early outlook Reached final investment decision on phase 2 Haynesville system expansion 400 MMcf/d incremental LEAP expansion Combined with phase 1 expansion, LEAP capacity will increase by 70%, from 1.0 Bcf/d to 1.7 Bcf/d Advancing commercial discussions for phase 3 Haynesville system expansion Advancing energy transition and ESG initiatives Published inaugural sustainability report Advancing carbon capture and sequestration (CCS) project in Louisiana; expect to file Class VI permit application by the end of the year 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix DT Midstream Washington 10 Storage Field 3

Celebrating our 1-year anniversary after a successful first year NYSE OPENING BELL* DTM LISTED NYSE DT Midstream NEW YORK STOCK EXCHANGE Executing on growth and value creating opportunities across our attractive footprint Key accomplishments Increasing LEAP capacity by 70% Increasing Blue Union1 capacity by 25% Expanding Appalachia Gathering System2 by over 40% Contractual expansion of Stonewall Pipeline for 15% system capacity Executed new long-term contracts and renewals on Millennium and NEXUS for over 20% of system capacity Top-rated company out of 63 total participants in MASTIO midstream customer service study3 Converting Michigan Gathering asset to intrastate pipeline with 20-year contract 1. Includes gathering expansion of 500 MMcf/d and treating expansion of 400 MMcf/d 2. Includes contractual expansion for ~25% of system capacity and ~20% mainline capacity expansion 3. Results of the MASTIO 8th edition industry-wide Midstream Customer Value / Loyalty Benchmarking Study DT Midstream 4

Strong quarterly increase in EBITDA - on track with full-year guidance Segment adjusted EBITDA1 (millions) $191 $205 $105 $116 $86 $89 Q1 2022 Q2 2022 Pipeline Gathering Strong second quarter growth in both segments Pipeline • Stonewall expansion placed in-service in May • Higher revenues on LEAP through increased utilization• Favorable negotiation of one-time settlement with a supplier in Q2 2022 Gathering Higher revenues on Blue Union 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix DT Midstream 5

Quarterly financial results Three months ended (millions, except EPS) June 30, 2022 March 31, 2022 Key drivers • Adjusted EBITDA1 $205 $191 Strong pipeline segment results • Pipeline segment $116 $105 Stonewall expansion in-service and higher LEAP revenues • Gathering segment $89 $86 Higher revenues on Blue Union Operating Earnings2 $79 $81 Operating EPS2 $0.80 $0.84 • Distributable cash flow3 $139 $182 Timing of interest payments for senior notes Growth capital4 $33 $17 Maintenance capital $4 $3 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 97 million shares outstanding - diluted 3. Definition and reconciliation of distributable cash flow (non-GAAP) included in the appendix 4. Growth capital includes contribution to equity method investees DT Midstream 6

Strong confidence in achieving 2022 guidance and 2023 early outlook New investments and existing business platforms support incremental growth • Year-to-date 2022 performance ahead of plan creating high confidence in full year guidance • New gathering expansion projects to be placed in-service starting in Q3 2022 Adjusted EBITDA1 (millions) 850 800 750 700 650 600 550 500 5% - 7% CAGR $710 - $750 $770 - $810 $810 - $850 2021 original guidance 2022 guidance 2023 early outlook 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix DT Midstream 7

Reached final investment decision on Haynesville system phase 2 expansion; expanding LEAP from 1.0 Bcf/d to 1.7 Bcf/d

Capital efficient, lower-risk expansion provides timely access to growing LNG demand

Phase 1: Increasing LEAP capacity by 30% and Blue Union gathering capacity by 25%

- On-track and on-budget; critical long-lead equipment has been ordered
- Project will provide ~0.5 Bcf/d incremental gathering and treating capacity[1] and ~0.3 Bcf/d of incremental LEAP capacity to Gillis

Phase 2: Increasing LEAP capacity by 40%[2]

- Expansion includes 0.4 Bcf/d of incremental LEAP capacity
- Expected in-service in Q1 2024

Active commercial discussions underway for phase 3 expansion

- LEAP can be further expanded to ~3.0 Bcf/d with looping and compression

Haynesville / LA Gulf Coast


DTM pipeline assets
DTM treating plants
Expansion build
New electric compression
LNG facilities
Operational
Under development
Mississippi
Louisiana
Texas
Increasing LEAP capacity by
70%
Gillis Hub
Driftwood
Lake Charles LNG
Cameron LNG
Henry Hub
Golden Pass LNG
Sabine Pass LNG
CP2
Calcasieu Pass
Plaquemines

First-of-its-kind carbon neutral "wellhead to water" service offering

1. Includes 0.5 Bcf/d gathering capacity expansion and 0.4 Bcf/d treating capacity expansion of Blue Union system
2. Represents 40% increase from original LEAP capacity of 1.0 Bcf/d

DT Midstream

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Major growth projects are on track Contracted growth investments (new projects in bold) Project In-service date(s) Status Pipeline Stonewall expansion Q2 2022 Completed May 2022 Michigan Gathering to intrastate pipeline conversion Q4 2022 On track Haynesville LEAP pipeline expansion – Phase 1 Q4 2023 On track Haynesville LEAP pipeline expansion – Phase 2 Q1 2024 On track Gathering Appalachia Gathering System expansion Q3 2022 On track Appalachia Gathering System expansion - Phase 2 Q4 2023 On track Haynesville Blue Union expansion Q3 2022 – Q1 2024 On track Proactively mitigating project execution risks • Critical long-lead equipment has been ordered • Cost estimates and schedules reflect current supply chain environment DT Midstream 9

Over 2.8 Bcf/d of production volumes gathered in Q2 2022 Gathering segment average throughput1 (Bcf/d) +11% 2.52 2.62 2.91 2.91 2.81 1.23 1.35 1.55 1.57 1.53 1.29 1.27 1.37 1.34 1.28 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Haynesville Northeast Overall volume performance consistent with our plan for both regions • Expansion projects at Blue Union and Appalachia Gathering System to be placed in-service in Q3 2022 support future volume growth 1. Excludes Michigan gathering DT Midstream 10

DT Midstream is uniquely positioned to capitalize on CCS opportunities Proximity to favorable storage geology Key components for a successful CCS project Low CO2 capture cost Operational expertise Key criteria intersection of low CO2 capture cost, favorable storage geology, and operational expertise • DTM currently operates three treating plants in Louisiana and has plans to construct two additional plants – Natural gas treating plants provide low CO2 capture costs yielding favorable economics under current 45Q tax credit – Treating plants are proximal to favorable geology for permanent sequestration • DTM has significant experience in developing and operating storage assets Advancing towards Class VI permit application filing • Plan to file Class VI permit application by end of year DT Midstream 11

Committed to operating in an ethical, environmentally sensitive, and socially responsible manner DT Midstream Corporate Sustainability Report | 2022 Achieving top-decile methane intensity performance Gathering segment methane intensity 2020 to 2021 35% Pipeline segment methane intensity 2020 to 2021 25% Fostering a strong safety culture Employee total recordable incident rate 2020 to 2021 21% Employee lost time incident rate 2020 to 2021 20% 8% Empowering leaders and serving our communities Women in leadership positions 2020 to 2021 2,200 Volunteer hours logged in 2021 Link to full report: Corporate Sustainability Report 2022 DT Midstream 12

Clean assets, clean balance sheet, clean story DT Midstream Integrated assets in premier dry gas basins serving key markets Stable balance sheet with low leverage Predictable, robust contracted cash flows Mature environmental, social and governance leadership DT Midstream 13

Appendix DT Midstream

DTM has significant exposure to growing LNG export demand Arkansas Mississippi Louisiana Texas HAYNESVILLE SHALE Blue Union Gathering LEAP Lateral Golden Pass Lake Charles Driftwood Cameron Sabine Pass CP2 Calcasieu Pass Plaquemines Gulf Coast LNG corridor Cove Point LNG Maryland West Virginia Virginia MARCELLUS SHALE Appalachia Gathering Stonewall Lateral Cove Point LNG facilities Operational Under development DTM assets currently provide ~2 Bcf/d of access to LNG export terminals and are well-positioned to serve growing demand US LNG exports (Bcf/d) +13 Bcf/d ~8 Bcf/d of Louisiana Gulf Coast area LNG export growth through 20301 24 20 16 12 8 4 0 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Sabine Pass Cameron Calcasieu Pass Golden Pass Plaquemines Driftwood Cove Point Corpus Christi Freeport Elba Island LNG export terminals that can be served via DTM assets 1. Represents growth from annual average level in 2021 Source: Wood Mackenzie DT Midstream 15

Favorable fundamentals and growth opportunities in both basins that we serve Haynesville • Expanding LEAP from 1.0 Bcf/d to 1.7 Bcf/d; can be further expanded to 3.0 Bcf/d with looping and compression • Gathering and treating expansions serve growing production • Growth opportunities driven by strong production and LNG export demand outlooks Appalachia • Constrained takeaway capacity in basin is yielding favorable contracting for NEXUS • Stonewall provides critical pathway for gas to reach LNG exports at Cove Point and Gulf Coast facilities • Executing on Appalachia Gathering System expansion for major customers Michigan Gathering Ontario, Canada Michigan Washington 10 Storage Complex Vector Pipeline Generation Pipeline Indiana Arkansas Texas Mississippi Louisiana HAYNESVILLE SHALE Blue Union Gathering System LEAP Gathering Lateral Pipeline Bluestone Gathering Lateral Pipeline Tioga Gathering System Susquehanna Gathering System UTICA SHALE MARCELLUS SHALE Pennsylvania NEXUS Gas Transmission Pipeline Ohio Stonewall Gas Gathering Lateral Pipeline Appalachia Gathering System Kentucky West Virginia Virginia Maryland LNG facilities Operational Under development DT Midstream 16

Year-to-date financial results Six months ended (millions, except EPS) June 30, 2022 June 30, 2021 Adjusted EBITDA1 $396 $384 Pipeline segment $221 $199 Gathering segment $175 $185 Operating Earnings2 $160 $174 Operating EPS2 $1.64 $1.80 Distributable cash flow3 $321 $317 Growth capital4 $50 $53 Maintenance capital $7 $11 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix 2. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in this appendix; EPS calculation based on average share count of approximately 97 million shares outstanding - diluted 3. Definition and reconciliation of distributable cash flow (non-GAAP) included in this appendix 4. Growth capital includes contribution to equity method investees DT Midstream 17

Financial strength is supported by strong balance sheet with a weighted average debt maturity of 8 years Maintaining flexible, well-capitalized balance sheet • $3.1 billion in long-term debt – $0.4 billion term loan B due 2028 – $1.1 billion senior notes due 2029 – $1.0 billion senior notes due 2031 – $0.6 billion senior notes due 2032 • $750 million committed revolver1 • $345 million of cash on hand as of June 30, 2022 • Current leverage ratio of 3.6x2 with targeted ceiling of 4x • Strategic goal is to achieve a corporate investment grade rating • Debt maturity profile • (billions) $0.4 $1.1 $1.0 $0.6 8 years - weighted average debt maturity 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Issuer ratings Capital instruments S&P Moody's Fitch Senior secured BBB- Baa2 BBB- Senior unsecured BB+ Ba2 BB+ 1. $719 million availability - reflects $750 million RCF less $31 million of letters of credit issued as of June 30, 2022 2. Represents net debt to trailing twelve months adjusted EBITDA as of June 30, 2022 DT Midstream 18

Disciplined financial approach Self-funded investment program $1.2 - $1.7 billion • Growth investment range from 2021 - 2025 is driven by organic opportunities within existing platforms Strong organic growth 7% - 9% growth • 2021 adjusted EBITDA1 original guidance to 2022 adjusted EBITDA guidance Disciplined financial approach 3.6x leverage2 • Long-term debt / adjusted EBITDA ceiling of 4.0x • No significant near-term debt maturities 2.4x coverage ratio • Long-term dividend coverage ratio3 floor of 2.0x • Dividend to grow commensurate with cash flow Value creation optionality Growth investment Durable dividend Deleverage 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix 2. Represents net debt to trailing twelve months adjusted EBITDA as of June 30, 2022 3. The dividend coverage ratio represents full year 2022 distributable cash flow ("DCF") guidance range midpoint divided by annualized $0.64/share dividend paid to investors DT Midstream 19

2022 guidance summary (millions, except EPS) 2022 Guidance Adjusted EBITDA1 $770 - $810 Operating Earnings2 $319 - $335 Operating EPS2 $3.30 - $3.46 Distributable Cash Flow3 $575 - $625 Capital Expenditures $350 - $400 Growth Capital4 $320 - $360 Maintenance Capital $30 - $40 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix 2. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in this appendix; EPS calculation based on average share count of approximately 97 million shares outstanding – diluted 3. Definition and reconciliation of distributable cash flow (non-GAAP) included in this appendix 4. Growth capital includes contribution to equity method investees DT Midstream 20

Adjusted EBITDA and distributable cash flow (DCF) are non-GAAP measures Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and loss from financing activities, further adjusted to include our proportional share of net income from our equity method investees (excluding taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company's operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting. Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures. Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies. Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2022 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF. DT Midstream 21

Operating earnings and operating earnings per share are non-GAAP measures Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DT Midstream provides guidance for future period operating earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. DT Midstream 22

Reconciliation of Reported to Operating Earnings (non-GAAP) Three Months Ended June 30, 2022 March 31, 2022 Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes Operating Earnings Gain on sale $ (17) A $ 5 $ — $ — Net Income Attributable to DT Midstream $ 91 $ (17) $ 5 $ 79 $ 81 $ — $ — $ 81 Six Months ended June 30, 2022 June 30, 2021 Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings Gain on sale $ (17) A $ 5 $ — $ — Transaction costs — — 19 B (5) Loss on note receivable — — 19 C (5) Net Income Attributable to DT Midstream $ 172 $ (17) $ 5 $ 160 $ 146 $ 38 $ (10) $ 174 (1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments Adjustments Key A Gain on sale of certain assets in the Utica shale region — recorded in Assets (gains) losses and impairments, net B Transaction costs relating to the separation of DT Midstream — recorded in Operating Expenses — Operation and Maintenance C Loss on note receivable for an investment in certain assets in the Utica shale region — recorded in Operating Expenses — Assets (gains) losses and impairments, net DT Midstream 23

Reconciliation of Reported to Operating Earnings per diluted share[2] (non-GAAP)

	Three Months Ended							
	June 30, 2022				March 31, 2022			
	Reported Earnings	Pre-tax Adjustments	Income Taxes [1]	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes	Operating Earnings
	(per share)							
Gain on sale		$ (0.17) A	$ 0.04			$ —	$ —	
Net Income Attributable to DT Midstream	$ 0.93	$ (0.17)	$ 0.04	$ 0.80	$ 0.84	$ —	$ —	$ 0.84

	Six Months Ended							
	June 30, 2022				June 30, 2021 [3]			
	Reported Earnings	Pre-tax Adjustments	Income Taxes [1]	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes [1]	Operating Earnings
	(per share)							
Gain on sale		$ (0.17) A	$ 0.04			$ —	$ —	
Transaction costs		—	—			0.19 B	$ (0.05)	
Loss on note receivable		—	—			0.20 C	(0.05)	
Net Income Attributable to DT Midstream	$ 1.77	$ (0.17)	$ 0.04	$ 1.64	$ 1.51	$ 0.39	$ (0.10)	$ 1.80

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations

(3) In anticipation of the separation from DTE Energy, shares issued and outstanding as of June 30, 2021 of 96.7 million were treated as issued and outstanding for calculated historical earnings per share

Adjustments Key

A Gain on sale of certain assets in the Utica shale region — recorded in Assets (gains) losses and impairments, net

B Transaction costs relating to the separation of DT Midstream — recorded in Operating Expenses — Operation and Maintenance

C Loss on note receivable for an investment in certain assets in the Utica shale region — recorded in Operating Expenses — Assets (gains) losses and impairments, net

DT Midstream

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Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA (non-GAAP) Three Months Ended Six Months Ended June 30, 2022 March 31, 2022, June 30, 2022, June 30, 2021 Consolidated (millions) Net Income Attributable to DT Midstream $ 91 $ 81 $ 172 $146 Plus: Interest expense 33 31 64 50 Plus: Income tax expense 33 25 58 50 Plus: Depreciation and amortization 42 42 84 82 Plus: EBTDA from equity method investees (1) 46 49 95 84 Plus: Adjustments for non-routine items (2) (4) — (4) 38 Less: Interest income (1) — (1) (4) Less: Earnings from equity method investees (35) (36) (71) (60) Less: Depreciation and amortization attributable to noncontrolling interests — (1) (1) (2) Adjusted EBITDA $ 205 $ 191 $ 396 $ 384 (1) Includes shares of our equity method investees' earnings before taxes, depreciation and amortization, which we refer to as "EBTDA." A reconciliation of earnings from equity method investees to EBTDA from equity method investees follows: Three Months Ended Six Months Ended June 30, 2022 March 31, 2022, June 30, 2022, June 30, 2021 (millions) Earnings from equity methods investees $ 35 $ 36 $ 71 $ 60 Plus: Depreciation and amortization attributable to equity method investees 11 13 24 24 EBTDA from equity method investees $ 46 $ 49 $ 95 $ 84 (2) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three and six months ended June 30, 2022, adjustments for non-routine items included a $17 million gain on sale of certain assets in the Utica shale region, partially offset by a $13 million loss on financing activities. For the six months ended June 30, 2021, adjustments for non-routine items included a $19 million loss on notes receivable and $19 million of separation related transaction costs. DT Midstream 25

Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Pipeline Segment (non-GAAP) Three Months Ended Six Months Ended June 30, 2022 March 31, 2022, June 30, 2022, June 30, 2021 Pipeline (millions) Net Income Attributable to DT Midstream $ 52 $ 48 $ 100 $86 Plus: Interest expense 13 13 26 22 Plus: Income tax expense 19 16 35 29 Plus: Depreciation and amortization 15 16 31 31 Plus: EBTDA from equity method investees (1) 46 49 95 84 Plus: Adjustments for non-routine items (2) 6 — 6 10 Less: Interest income — — — (1) Less: Earnings from equity method investees (35) (36) (71) (60) Less: Depreciation and amortization attributable to noncontrolling interests — (1) (1) (2) Adjusted EBITDA $ 116 $ 105 $ 221 $ 199 (1) Includes shares of our equity method investees' earnings before taxes, depreciation and amortization, which we refer to as "EBTDA." A reconciliation of earnings from equity method investees to EBTDA from equity method investees follows: Three Months Ended Six Months Ended June 30, 2022 March 31, 2022, June 30, 2022, June 30, 2021 (millions) Earnings from equity methods investees $ 35 $ 36 $ 71 $ 60 Plus: Depreciation and amortization attributable to equity method investees 11 13 24 24 EBTDA from equity method investees $ 46 $ 49 $ 95 $ 84 (2) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three and six months ended June 30, 2022, adjustments for non-routine items included a $6 million loss on financing activities. For the six months ended June 30, 2021, adjustments for non-routine items included $10 million of separation related transaction costs. DT Midstream 26

Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Gathering Segment (non-GAAP) Three Months Ended Six Months Ended June 30, 2022 March 31, 2022, June 30, 2022, June 30, 2021 Gathering (millions) Net Income Attributable to DT Midstream $ 39 $ 33 $ 72 $60 Plus: Interest expense 20 18 38 28 Plus: Income tax expense 14 9 23 21 Plus: Depreciation and amortization 27 26 53 51 Plus: Adjustments for non-routine items (1) (10) — (10) 28 Less: Interest income (1) — (1) (3) Adjusted EBITDA $ 89 $ 86 $ 175 $ 185 (1) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three and six months ended June 30, 2022, adjustments for non-routine items included a $17 million gain on sale of certain assets in the Utica shale region, partially offset by a $7 million loss on financing activities. For the six months ended June 30, 2021, adjustments for non-routine items included a $19 million loss on notes receivable and $9 million of separation related transaction costs. DT Midstream 27

Reconciliation of Net Income Attributable to DT Midstream to Distributable Cash Flow (non-GAAP) Three Months Ended Six Months Ended June 30, 2022 March 31, 2022, June 30, 2022, June 30, 2021 (millions) Net Income Attributable to DT Midstream $ 91 $ 81 $ 172 $146 Plus: Interest expense 33 31 64 50 Plus: Income tax expense 33 25 58 50 Plus: Depreciation and amortization 42 42 84 82 Plus: Adjustments for non-routine items (1) (4) — (4) 38 Less: Earnings from equity method investees (35) (36) (71) (60) Less: Depreciation and amortization attributable to noncontrolling interests — (1) (1) (2) Plus: Dividends and distributions from equity method investees 38 50 88 69 Less: Cash interest expense (49) (6) (55) (43) Less: Cash taxes (6) (1) (7) (2) Less: Maintenance capital investment (2) (4) (3) (7) (11) Distributable Cash Flow $ 139 $ 182 $ 321 $ 317 (1) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three and six months ended June 30, 2022, adjustments for non-routine items included a $17 million gain on sale of certain assets in the Utica shale region, partially offset by a $13 million loss on financing activities. For the six months ended June 30, 2021, adjustments for non-routine items included a $19 million loss on notes receivable and $19 million of separation related transaction costs. (2) Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. DT Midstream 28